UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2006

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage

Abilene, Kansas 67410

(Address of principal executive offices) (Zip Code)

(785) 263-3350

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release which was issued on June 6, 2006, by Duckwall-ALCO Stores, Inc. (the "Company").

The Company will host an investor conference call at 4:00 p.m. eastern daylight time on June 16, 2006, to discuss operating results in greater detail for the quarter ended April 30, 2006. The dial-in number for the conference call is 800-289-0507 (international/local participants dial 913-981-5540), and the Confirmation Code is 4246216. Parties interested in participating in the conference call should dial in approximately five minutes prior to 4:00 p.m. eastern time. A replay of the call will be available two hours after completion from June 16 through June 30 by dialing 888-203-1112 or for international/local callers by dialing 719-457-0820. The Replay Passcode is 4246216.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated June 6, 2006, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCKWALL-ALCO STORES, INC.

Date: June 6, 2006	By: /s/ Michael S. Marcus
Michael S. Marcus
Vice President - Finance and Treasurer

EXHIBIT INDEX

99.1	Press Release dated June 6, 2006, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.